Dreyfus
 Growth and Income
 Fund, Inc.




 ANNUAL REPORT October 31, 2002




The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            12   Statement of Financial Futures

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                            23   Report of Independent Auditors

                            24   Important Tax Information

                            25   Board Members Information

                            27   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund


                                                                        Dreyfus
                                                   Growth and Income Fund, Inc.


LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Growth and Income Fund, Inc., covering the 12-month period from November 1, 2001 through October 31, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas D. Ramos, CFA.

The past year has not been kind to equity investors. A host of concerns, both economic and political, contributed to the Standard & Poor' s 500 Index's negative total return for the reporting period. With these concerns still unresolved, many stocks have fallen to levels that we consider attractive relative to historical averages.

Recent equity market losses have been a painful reminder for many of the importance of asset allocation and maintaining a diversified portfolio. Investing only in yesterday' s market leaders probably won' t provide the diversification most investors need. Instead, we believe that holding the right mix of carefully selected stocks and bonds is an important consideration for investors. We suggest you talk regularly with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2002




DISCUSSION OF FUND PERFORMANCE

Douglas D. Ramos, CFA, Portfolio Manager

How did Dreyfus Growth and Income Fund, Inc. perform relative to its benchmark?

For the 12-month period ended October 31, 2002, the fund produced a total return of -16.27%.(1) For the same period, the fund's benchmark, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), produced a total return of -15.10%.(2)

A weak economy, corporate scandals and the possibility of war with Iraq contributed to a challenging environment for stocks, particularly the kinds of large-cap stocks on which the fund focused. The fund's performance lagged that of its benchmark, largely because of disappointing results among its holdings in the industrial and financial areas.

What is the fund's investment approach?

The fund seeks long-term capital growth, current income and growth of income consistent with reasonable investment risk. To pursue these goals, the fund invests primarily in stocks of domestic or foreign issuers. In choosing stocks, the fund employs fundamental analysis, primarily focusing on low- and moderately priced stocks with market capitalizations of $1 billion or more at the time of purchase. The fund generally seeks companies with strong positions in their industries and a catalyst that can trigger a price increase. The fund uses fundamental analysis to create a broadly diversified core portfolio with a value tilt typically with a weighted average price-to-earnings ratio less than or equal to that of the S&P 500 Index and a long-term projected earnings growth rate greater than or equal to that of the S&P 500 Index.

We select stocks based on VALUE, or how a stock is priced relative to its intrinsic worth; GROWTH, in this case the sustainability or growth of earnings or cash flow; and FINANCIAL PROFILE, which measures the financial health of the company.

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The U.S. economy showed signs of recovery during the first six months of 2002. However, the pace of recovery proved slower than most forecasters had predicted. Technology and telecommunications companies faced a particularly challenging business environment, which was characterized by persistently low rates of corporate capital spending. A series of revelations regarding accounting irregularities at several prominent corporations further undermined investor confidence. Finally, global tensions arising from the war on terrorism and conflict in the Middle East heightened market uncertainties, driving many stocks lower still.

The fund, similar to its benchmark, suffered the sharpest declines in the technology and telecommunications areas, where failures to meet earnings and revenues targets caused stock valuations to contract. Although we invested in a few better than average technology performers, such as semiconductor equipment maker Novellus Systems, these successes were outweighed by relatively weak technology holdings, such as Intel and Texas Instruments. In the areas of industrials and financials, the fund's performance proved somewhat weaker than that of its benchmark. Returns among industrials suffered due to the performance of Tyco International, one of the fund's larger holdings during the first half of the reporting period, which declined significantly when questions arose regarding its management and accounting practices. Among financials, the fund's large-cap focus precluded investments in small to midsize regional banks, which provided most of the area's positive performance.

On the other hand, the fund delivered significantly above-average performance in the health care sector, where holdings focused on service companies, such as WellPoint Health Networks and HCA. The fund maintained relatively light exposure to the major pharmaceutical companies, most of which were hampered by weak new product pipelines and increasing competition from generic drug manufacturers. The consumer discretionary area contributed positively to the fund's relative performance with investments in specialty retail chains, such as TJX Cos. and Lowe's Cos. Relative returns also benefited from investments in media companies, such as McGraw-Hill Cos. and Viacom, that showed evidence of earnings recovery amid rising entertainment and advertising revenues.


What is the fund's current strategy?

We have continued to maintain our disciplined, value-oriented approach to investing by looking to take advantage of what we believe are attractive prices for stocks of companies that meet our investment criteria. As of the end of the reporting period, we found some opportunities among energy and technology stocks, and slightly fewer among the industrial and telecommunication services areas. By placing mild emphasis on economically sensitive areas, such as technology, we believe we have positioned the fund to benefit from increasing rates of economic growth.

November 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

   Part of the fund's recent performance is attributable to its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund's performance.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Growth and Income Fund, Inc. and the Standard & Poor's 500 Composite Stock Price Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 10/31/02



                                                                1 Year                 5 Years               10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                           (16.27)%                (0.99)%                 6.09%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO POSITIVE RETURNS FROM ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS GROWTH AND INCOME FUND, INC. ON 10/31/92 TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE, WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES OR OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.


6


STATEMENT OF INVESTMENTS

October 31, 2002

COMMON STOCKS--95.4%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER DISCRETIONARY--14.1%

AOL Time Warner                                                                                 478,650  (a)           7,060,087

CDW Computer Centers                                                                             72,000  (a)           3,817,440

Carnival                                                                                        313,000  (b)           8,175,560

Clear Channel Communications                                                                    179,580  (a)           6,653,439

Home Depot                                                                                      156,000                4,505,280

Lamar Advertising                                                                               114,100  (a)           3,872,554

Liberty Media                                                                                   575,000  (a)           4,755,250

Lowe's Cos.                                                                                      79,600  (b)           3,321,708

May Department Stores                                                                           195,350                4,561,423

McGraw-Hill Cos.                                                                                122,400                7,894,800

Staples                                                                                         429,000  (a)           6,649,500

TJX Cos.                                                                                        619,400               12,710,088

Target                                                                                          425,000               12,801,000

Tiffany & Co.                                                                                   151,000                3,953,180

USA Interactive                                                                                 272,900  (a)           6,901,641

Viacom, Cl. B                                                                                   353,935  (a)          15,789,040

                                                                                                                     113,421,990

CONSUMER STAPLES--8.1%

Coca-Cola                                                                                       133,000                6,181,840

Colgate-Palmolive                                                                                58,000                3,188,840

Kimberly-Clark                                                                                   72,000                3,708,000

Kraft Foods                                                                                     445,100               17,581,450

PepsiCo                                                                                         214,000                9,437,400

Philip Morris Cos.                                                                              212,000                8,639,000

Procter & Gamble                                                                                137,500               12,161,875

UST                                                                                             146,000                4,466,140

                                                                                                                      65,364,545

ENERGY--8.7%

Anadarko Petroleum                                                                              331,000               14,742,740

ChevronTexaco                                                                                    53,505                3,618,543

Exxon Mobil                                                                                     674,662               22,709,123

Ocean Energy                                                                                    444,000                8,271,720

Schlumberger                                                                                    215,000                8,623,650

Transocean                                                                                      149,000                3,275,020

XTO Energy                                                                                      375,000                9,018,750

                                                                                                                      70,259,546

                                                                                                          The Fund  7

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIALS--20.4%

American Express                                                                                192,000                6,983,040

American International Group                                                                    416,673               26,062,896

Bank of America                                                                                 157,900               11,021,420

Bank of New York                                                                                255,000                6,630,000

Bank One                                                                                        103,000                3,972,710

Citigroup                                                                                       556,271               20,554,214

Federal Home Loan Mortgage                                                                      188,200               11,589,356

Federal National Mortgage Association                                                           152,500               10,196,150

Fleet Boston Financial                                                                          261,036                6,105,632

Goldman Sachs Group                                                                              72,700                5,205,320

Household International                                                                         165,800                3,939,408

J.P. Morgan Chase & Co.                                                                         105,900                2,197,425

MBNA                                                                                            239,500                4,864,245

Marsh & McLennan Cos.                                                                           109,000                5,091,390

Morgan Stanley                                                                                  236,000                9,185,120

St. Paul Cos.                                                                                   108,700                3,565,360

Travelers Property Casualty, Cl. A                                                              364,033  (a)           4,830,718

Travelers Property Casualty, Cl. B                                                               49,377  (a)             667,577

Wells Fargo                                                                                     317,000               15,998,990

XL Capital, Cl. A                                                                                73,000                5,558,950

                                                                                                                     164,219,921

HEALTH CARE--13.7%

Abbott Laboratories                                                                             114,000                4,773,180

AmerisourceBergen                                                                                50,000  (b)           3,557,500

Amgen                                                                                           102,000  (a)           4,749,120

Anthem                                                                                           59,700  (a)           3,761,100

Bard (C.R.)                                                                                      66,000                3,691,380

Bristol-Myers Squibb                                                                            146,000                3,593,060

HCA                                                                                             279,500               12,155,455

IDEC Pharmaceuticals                                                                            108,000  (a,b)         4,970,160

Johnson & Johnson                                                                               194,000               11,397,500

Merck & Co.                                                                                     222,000               12,041,280

Pfizer                                                                                          621,750               19,752,998

Pharmacia                                                                                       132,000                5,676,000

Quest Diagnostics                                                                                23,600  (a)           1,506,388

8


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

Teva Pharmaceutical Industries, ADR                                                              83,000                6,426,690

WellPoint Health Networks                                                                       108,200  (a)           8,137,722

Wyeth                                                                                           122,700                4,110,450

                                                                                                                     110,299,983

INDUSTRIALS--8.5%

Boeing                                                                                          135,000                4,016,250

Danaher                                                                                          79,000                4,570,150

Emerson Electric                                                                                 60,000                2,890,800

First Data                                                                                      147,000                5,136,180

General Dynamics                                                                                 51,800                4,098,934

General Electric                                                                                875,000               22,093,750

Honeywell International                                                                         111,000                2,657,340

Masco                                                                                           141,500                2,909,240

Norfolk Southern                                                                                156,300                3,157,260

Raytheon                                                                                        124,000                3,658,000

Southwest Airlines                                                                              119,000                1,737,400

Tyco International                                                                              212,000                3,065,520

United Technologies                                                                              59,000                3,638,530

3M                                                                                               38,000                4,823,720

                                                                                                                      68,453,074

INFORMATION TECHNOLOGY--16.6%

Accenture, Cl. A                                                                                280,900  (a)           4,741,592

Altera                                                                                          179,000  (a)           2,097,880

Analog Devices                                                                                  126,000  (a,b)         3,376,800

Applied Materials                                                                               229,000  (a)           3,441,870

Computer Sciences                                                                               124,600  (a,b)         4,023,334

Dell Computer                                                                                   307,000  (a)           8,783,270

Gateway                                                                                         328,900  (a)             986,700

Hewlett-Packard                                                                                 396,623                6,266,643

Intel                                                                                           795,200               13,756,960

International Business Machines                                                                 239,000               18,866,660

Jabil Circuit                                                                                   274,000  (a)           4,227,820

KLA-Tencor                                                                                      131,000  (a)           4,667,530

Micron Technology                                                                               317,000  (a,b)         5,072,000

Microsoft                                                                                       634,000  (a)          33,899,980


                                                                                                         The Fund  9

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INFORMATION TECHNOLOGY (CONTINUED)

Motorola                                                                                        427,000                3,915,590

National Semiconductor                                                                          173,400  (a)           2,302,752

Oracle                                                                                          713,000  (a)           7,265,470

Teradyne                                                                                        216,000  (a,b)         2,615,760

Texas Instruments                                                                               207,000                3,283,020

                                                                                                                     133,591,631

MATERIALS--2.8%

Alcoa                                                                                           159,000                3,507,540

Dow Chemical                                                                                    146,000                3,794,540

International Paper                                                                             223,000                7,789,390

PPG Industries                                                                                   85,000                3,997,550

Weyerhaeuser                                                                                     76,000                3,442,800

                                                                                                                      22,531,820

TELECOMMUNICATION SERVICES--2.0%

AT&T                                                                                            262,500                3,423,000

BellSouth                                                                                       171,000                4,471,650

SBC Communications                                                                              332,600                8,534,516

                                                                                                                      16,429,166

UTILITIES--.5%

Exelon                                                                                           83,000                4,183,200

TOTAL COMMON STOCKS

   (cost $842,984,452)                                                                                               768,754,876

OTHER INVESTMENTS--4.4%
------------------------------------------------------------------------------------------------------------------------------------

REGULATED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                    11,911,750  (c)          11,911,750

Dreyfus Institutional Cash Advantage Plus Fund                                               11,911,750  (c)          11,911,750

Dreyfus Institutional Preferred Plus Money Market Fund                                       11,911,749  (c)          11,911,749

TOTAL OTHER INVESTMENTS

   (cost $35,735,249)                                                                                                 35,735,249



10

                                                                                              Principal
SHORT-TERM INVESTMENTS--.3%                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   1.59%, 12/19/2002                                                                            500,000  (d)             499,070

   1.57%, 1/2/2003                                                                              600,000  (d)             598,542

   1.60%, 1/9/2003                                                                            1,004,000  (d)           1,001,339

   1.46%, 1/30/2003                                                                             502,000  (d)             500,253

TOTAL SHORT-TERM INVESTMENTS

   (cost $2,598,406)                                                                                                   2,599,204

TOTAL INVESTMENTS (cost $881,318,107)                                                             100.1%             807,089,329

LIABILITIES, LESS CASH AND RECEIVABLES                                                              (.1%)             (1,133,699)

NET ASSETS                                                                                        100.0%             805,955,630

(A)  NON-INCOME PRODUCING.

(B)  ALL OR A PORTION OF THESE SECURITIES ARE ON LOAN. AT OCTOBER 31, 2002, THE
     TOTAL MARKET VALUE OF THE FUND'S SECURITIES ON LOAN IS $6,617,301 AND THE
     TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $6,956,020.

(C)  INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS--SEE NOTE 3(D).

(D)  PARTIALLY HELD BY THE BROKER IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN
     FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                    The Fund  11

STATEMENT OF FINANCIAL FUTURES

October 31, 2002

                                                               Market Value                                       Unrealized
                                                                    Covered                                     Appreciation
                                                Contracts   by Contracts ($)                Expiration      at 10/31/2002 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

Standard & Poor's 500                                 118        26,119,300              December 2002             1,244,417

SEE NOTES TO FINANCIAL STATEMENTS.


12

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           881,318,107   807,089,329

Cash                                                                     82,004

Collateral for securties loaned--Note 1(c)                            6,956,020

Dividends receivable                                                    648,779

Receivable for shares of Common Stock subscribed                          1,897

Prepaid expenses                                                         42,287

                                                                    814,820,316
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           622,970

Liability for securties loaned--Note 1(c)                             6,956,020

Payable for shares of Common Stock redeemed                             526,976

Payable for investment securities purchased                             329,163

Payable for futures variation margin--Note 4                            126,850

Accrued expenses                                                        302,707

                                                                      8,864,686
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      805,955,630
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     961,995,282

Accumulated undistributed investment income--net                        674,584

Accumulated net realized gain (loss) on investments                 (83,729,875)

Accumulated net unrealized appreciation
  (depreciation) on investments (including $1,244,417
  net unrealized appreciation on financial futures)                 (72,984,361)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      805,955,630
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(300 million shares of $.001 par value Common Stock authorized)      68,415,174

NET ASSET VALUE, offering and redemption price per share ($)              11.78

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                     The Fund 13

STATEMENT OF OPERATIONS

Year Ended October 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $2,440 foreign taxes withheld at source)     13,864,702

Interest                                                               185,371

Income from securities lending                                          11,493

TOTAL INCOME                                                        14,061,566

EXPENSES:

Management fee--Note 3(a)                                            7,613,325

Shareholder servicing costs--Note 3(b)                               2,236,706

Prospectus and shareholders' reports                                   106,644

Directors' fees and expenses--Note 3(c)                                 91,704

Custodian fees--Note 3(b)                                               69,332

Professional fees                                                       69,215

Registration fees                                                       29,135

Dividend on securities sold short                                       27,620

Interest expense--Note 2                                                11,103

Miscellaneous                                                           45,957

TOTAL EXPENSES                                                      10,300,741

INVESTMENT INCOME--NET                                               3,760,825
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

  Long transactions                                                (75,405,898)

  Short sale transactions                                              (37,287)

Net realized gain (loss) on financial futures                       (2,301,254)

NET REALIZED GAIN (LOSS)                                           (77,744,439)

Net unrealized appreciation (depreciation) on investments
  and securities sold short (including $1,244,417
  net unrealized appreciation on financial futures)                (88,886,627)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (166,631,066)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (162,870,241)

SEE NOTES TO FINANCIAL STATEMENTS.


14


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                            ------------------------------------
                                                     2002                  2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,760,825             3,307,586

Net realized gain (loss) on investments       (77,744,439)           45,997,923

Net unrealized appreciation
   (depreciation) on investments              (88,886,627)         (302,388,202)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (162,870,241)         (253,082,693)

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                         (3,598,519)           (3,139,311)

Net realized gain on investments              (40,264,968)          (96,126,993)

TOTAL DIVIDENDS                               (43,863,487)          (99,266,304)

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 107,509,472           302,508,661

Dividends reinvested                           41,828,966            94,840,587

Cost of shares redeemed                      (228,876,614)         (436,460,074)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            (79,538,176)          (39,110,826)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (286,271,904)         (391,459,823)

NET ASSETS ($):

Beginning of Period                         1,092,227,534         1,483,687,357

END OF PERIOD                                 805,955,630         1,092,227,534

Undistributed investment income--net              674,584               896,522

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     7,274,714            17,511,124

Shares issued for dividends reinvested          2,782,823             5,713,355

Shares redeemed                               (16,288,590)          (25,482,331)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (6,231,053)           (2,257,852)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                    The Fund  15

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                     Year Ended October 31,
                                                    --------------------------------------------------------------------------------
                                                            2002             2001             2000            1999            1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                       14.63            19.29            19.99           17.87           19.82

Investment Operations:

Investment income--net                                       .05(a)           .04(a)           .05(a)          .11(a)          .18

Net realized and unrealized

   gain (loss) on investments                              (2.30)           (3.39)            1.51            3.26            1.14

Total from Investment Operations                           (2.25)           (3.35)            1.56            3.37            1.32

Distributions:

Dividends from investment
   income--net                                              (.05)            (.04)            (.05)           (.12)           (.18)

Dividends from net realized
   gain on investments                                      (.55)           (1.27)           (2.21)          (1.13)          (3.09)

Total Distributions                                         (.60)           (1.31)           (2.26)          (1.25)          (3.27)

Net asset value, end of period                             11.78            14.63            19.29           19.99           17.87
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                          (16.27)          (18.15)            8.10           19.79            7.23
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                       1.01              .98              .96            1.03            1.10

Ratio of interest expense and
   dividends on securities sold short
   to average net assets                                     .00(b)           .00(b)            --             .00(b)           --

Ratio of net investment income

   to average net assets                                     .37              .26              .27             .56             .97

Portfolio Turnover Rate                                    26.93            32.57            54.80           96.42          101.87
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                           805,956        1,092,228        1,483,687       1,577,895       1,661,082

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

16



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Growth and Income Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with long-term capital growth, current income and growth of income consistent with reasonable investment risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including short sales, options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes
                                                                    The Fund  17

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain, if any,

18

are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At October 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $674,584, accumulated capital losses $78,064,725 and unrealized depreciation $78,649,511.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to October 31, 2002. If not applied, $78,064,725 of the carryover expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2002 and October 31, 2001, respectively, were as follows: ordinary income $3,598,519 and $41,103,829 and long-term capital gains $40,264,968 and $58,162,475.

During the period ended October 31, 2002, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $384,244, decreased accumulated net realized gain (loss) on investments by $4,377,474 and increased paid-in capital by $4,761,718. Net assets were not affected by this reclassification.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including
                                                                    The Fund  19

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under both arrangements during the period ended October 31, 2002 was approximately $490,000, with a related weighted average annualized interest rate of 2.27%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended October 31, 2002, the fund was charged $1,105,999 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2002, the fund was charged $708,186 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2002, the fund was charged $69,332 pursuant to the custody agreement.

(C) Each Board member also serves a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each

20

Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) Commencing June 13, 2002, pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest it's available cash balances in affiliated money market funds as shown in the fund's Statement of Investments. Management fees are not charged to these accounts. The fund derives $186,735 in income from these investments, which is included as dividend income in the fund's Statement of Operations.

(E) During the period ended October 31, 2002, the fund incurred total brokerage commissions of $1,112,105, of which $13,760 was paid to Dreyfus Brokerage Services. Dreyfus Brokerage Services was a wholly-owned subsidiary of Mellon Financial Corporation until January 31, 2002.

NOTE 4--Securities Transactions:

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and financial futures, during the period ended October 31, 2002:

                                      Purchases ($)         Sales ($)
--------------------------------------------------------------------------------

Long transactions                       266,595,827       414,715,417

Short sale transactions                   8,565,100         2,898,707

    TOTAL                               275,160,927       417,614,124

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security
                                                                    The Fund  21

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain a segregated account with a broker or custodian, of permissible liquid assets sufficient to cover its short position. At October 31, 2002, there were no securities sold short outstanding.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 2002, are set forth in the Statement of Financial Futures.

At October 31, 2002, the cost of investments for federal income tax purposes was $885,738,840; accordingly, accumulated net unrealized depreciation on investments was $78,649,511, consisting of $90,196,213 gross unrealized appreciation and $168,845,724 gross unrealized depreciation.

22


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Growth and Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Growth and Income Fund, Inc., including the statements of investments and financial futures, as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of October 31, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Growth and Income Fund, Inc. at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                                           /s/Ernst & Young
New York, New York
December 9, 2002

                                                                     The Fund 23


IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates $.5460 per share as a long-term capital gain distribution of the $.5580 per share paid on November 30, 2001.

The fund also designates 100% of the ordinary dividends paid during the fiscal year ended October 31, 2002 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2003 of the percentage applicable to the preparation of their 2002 income tax returns.


24

BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

DAVID P. FELDMAN (63)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* 59 Wall Street Mutual Funds Group (11 Funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 54

                              --------------

JAMES F. HENRY (71)

BOARD MEMBER (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President, CPR Institute for Dispute Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation (Retired 2001)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

ROSALIND GERSTEN JACOBS (77)

BOARD MEMBER (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Merchandise and marketing consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 37

                                                                     The Fund 25

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

DR. PAUL A. MARKS (76)

BOARD MEMBER (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and Chief Executive Officer of Memorial Sloan-Kettering Cancer Center (Retired 1999)

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Pfizer, Inc., a pharmaceutical company, President-Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

DR. MARTIN PERETZ (63)

BOARD MEMBER (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Editor-in-Chief of The New Republic magazine

* Lecturer in Social Studies at Harvard University

* Co-Chairman of TheStreet.com, a financial daily on the web

OTHER DIRECTORSHIPS AND AFFILIATIONS:

*  Academy  for  Liberal  Education,  an  accrediting  agency  for  colleges and
   universities certified   by  the   U.S.  Department  of  Education,  Director

* Digital Learning Group, LLC., an online publisher of college textbooks, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

BERT W. WASSERMAN (69)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Financial Consultant

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Malibu Entertainment International, Inc., Director

* Lillian Vernon Corporation, Director

* PSC, Inc., a leading provider of mobile and wireless systems, retail automation solutions and automated data collection products, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND' S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.


26


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member, of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old, and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman
and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old, and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., LLC.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 19 investment companies (comprised of 40 portfolios) managed by the Manager. He is 50 years old, and has been an employee of the Manager since May 1986.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 53 years old, and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 44 years old, and has been an employee of the Manager since April 1985.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 197 portfolios) managed by the Manager. He is 32 years old, and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc

                                                                    The Fund  27

NOTES

                   For More Information

                        Dreyfus
                        Growth and Income Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  010AR1002